UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 21, 2023, Groupon, Inc. (“Groupon” or the “Company”) notified the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not currently in compliance with Nasdaq Listing Rule 5605(c)(2)(A) (the “Listing Rule”), but that it intends to regain compliance within the cure period provided by section (c)(4)(B) of the Listing Rule.

The Listing Rule requires the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company to be composed of at least three members, each of whom must meet independence requirements under the Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended. Effective as of the 2023 Annual Meeting of Stockholders held on June 14, 2023 (the “Annual Meeting”), the Company’s Audit Committee is comprised of two independent directors and one vacancy and, therefore, does not currently comply with Nasdaq’s audit committee requirements as set forth in the Listing Rule. Pursuant to the Listing Rule’s section (c)(4)(B), the Company is entitled to a cure period to regain compliance with the Listing Rule, which cure period will expire at the earlier of: (i) the Company’s annual meeting of stockholders in 2024, and (ii) June 14, 2024.The Company intends to appoint an additional independent director to the Audit Committee prior to the end of the cure period.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Election of Directors

Groupon's five director nominees were elected to the Board and will serve as directors until Groupon's next annual meeting of stockholders or until their respective successors are elected and qualified. The directors were elected with the following vote:

	For	Withheld	Broker Non-Vote
Dusan Senkypl	15,686,038	323,887	6,302,166
Jan Barta	15,699,098	310,827	6,302,166
Robert Bass	15,142,058	867,867	6,302,166
Eric Lefkofsky	13,685,033	2,324,892	6,302,166
Theodore Leonsis	13,549,624	2,460,301	6,302,166

Ratification of Independent Registered Public Accounting Firm for Fiscal Year 2023
The appointment of Deloitte & Touche LLP as Groupon’s independent registered public accounting firm for the 2023 fiscal year was ratified with the following vote:

For	Against	Abstentions
21,768,027	79,300	464,764

Advisory Approval of Groupon's Named Executive Officer Compensation
A proposal to conduct an advisory non-binding resolution approving the compensation of Groupon’s named executive officers, as disclosed in the proxy statement was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
13,259,512	2,686,538	63,875	6,302,166

Amendment of the Groupon, Inc. 2011 Incentive Plan (the “A&R 2011 Incentive Plan”) to Allow for the Vesting and Exercise of the Senkypl Options

A proposal to approve an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options (as defined in the proxy statement) prior to the first anniversary of the grant date of such options was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
14,877,292	1,075,567	57,066	6,302,166

Amendment of the A&R 2011 Incentive Plan to Increase the Number of Authorized Shares Thereunder

A proposal to approve a separate amendment to the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
13,638,094	2,322,297	49,534	6,302,166
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: June 21, 2023
By: /s/ Jiri Ponrt Name: Jiri Ponrt Title: Chief Financial Officer